STOCKHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2014
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

7. STOCKHOLDERS' EQUITY

        The Parent received 100,000,000 shares of Fantex's platform common stock in exchange for services provided for the benefit of Fantex of $10,000.

        On April 28, 2014, the Company completed the initial public offering of 421,100 shares of Fantex Series Vernon Davis, raising gross proceeds of $4,211,450.

        The holders of the Company's platform common stock and each series of the Company's common stock (including the Fantex Vernon Davis Series) are entitled to one vote per share. Each series of common stock (including the platform common stock and Fantex Vernon Davis Series) will vote together as a single class with all other series of common stock, unless otherwise required by law. Delaware law would require holders of a series of stock to vote separately as a single class if the Company were to seek to amend its certificate of incorporation in a manner that alters or changes the powers, preferences or special rights of one or more series of a class of stock in a manner that affected its holders adversely, but shall not so effect the entire class, in which case the holders of the affected series would be required to vote separately to approve the proposed amendment.

        At any time following the two-year anniversary of the filing of a certificate of designations creating a new tracking stock (including the Fantex Vernon Davis Series), the Company's board of directors may resolve to convert such tracking stock into fully paid and non-assessable shares of the platform common stock at a conversion ratio to be determined by dividing the fair value of a share of such tracking stock by the fair value of a share of the Company's platform common stock.